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                                                                    EXHIBIT 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of Integrated Systems, Inc. of our reports dated
March 25, 1999 relating to the consolidated financial statements and financial statement schedules, which appear in Integrated Systems, Inc.'s Annual Report on Form 10-K for the year ended February 28, 1999. We also consent to the reference to us under the headings "Experts" in such Registration Statement.


                                          /S/ PRICEWATERHOUSECOOPERS LLP


San Jose, California
January 6, 2000